Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Heitman US Real Estate Securities Fund

Investor Class
(Trading Symbol: HTMNX)

Institutional Class
(Trading Symbol: HTMIX)

A Series of Series Portfolios Trust

June 15, 2023

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated April 30, 2023

Effective as of the close of business on July 3, 2023, Mr. John Minor, a portfolio manager for the Heitman US Real Estate Securities Fund (the “Fund”), will depart from Heitman Real Estate Securities LLC, the investment adviser for the Fund. Accordingly, all references and related information to Mr. Minor as a portfolio manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed as of the close of business on July 3, 2023. Mr. Jeffrey Yurk and Mr. Charles Harbin will continue to serve as portfolio managers of the Fund.

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Please retain this supplement for your reference.